BMO REAL ESTATE CONFERENCE PRESENTATION September 2019

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-KT for the transition period ended December 31, 2018. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com BMO Real Estate Conference Presentation 2

WHY IRET? Differentiated Increased exposure to target markets in Minneapolis Markets and Denver through disciplined capital recycling Internal Growth Enhanced operating platform opportunities to spur Opportunity organic growth with minimal capital requirement Increased Strong balance sheet with sufficient liquidity to Flexibility capitalize on future opportunities Value-Add Deep pipeline of value-add opportunities in our Opportunities current portfolio Experienced Dynamic and experienced management team and board of trustees with an owner mentality and sound Leadership strategic plan www.iretapartments.com BMO Real Estate Conference Presentation 3

COMPANY SNAPSHOT PORTFOLIO SUMMARY 2019 GUIDANCE . . Founded in 1970 Midpoint of Core FFO per share growth is 7.6% . Midpoint of same-store NOI growth is 3.5% . Apartment owner/operator with 13,975 homes in differentiated markets TOTAL MARKET . Publicly traded since 1997 CAPITALIZATION OF(2) . Net Asset Value (NAV) - $78 per Share(1) $1.75B PERCENT OF PROFORMA 2019 NOI BY STATE Minot Grand Forks MANAGEMENT FOCUSED ON 5% 20% Billings Bismarck 44% St. Cloud 8% Minneapolis Per Share Rapid City Rochester Metrics Sioux Falls Sioux City 8% Omaha Lincoln Balance Denver Improving Topeka Sheet 10% Markets 5% Strength (1) Average NAV per covering analyst – Baird, BMO, BTIG, Compass Point, & D.A. Davidson as of September 16, 2019 (2) See page 10 for breakdown www.iretapartments.com BMO Real Estate Conference Presentation 4

PORTFOLIO IMPROVEMENT CONTINUES % of CORE MARKET FUNDAMENTALS Proforma Average Region 2019 NOI Homes Revenue(1) Minneapolis, MN 22.5% 2,259 $1,569 Rochester, MN 14.4% 1,711 $1,285 Job/Population Growth Denver, CO 9.6% 664 $2,008 Grand Forks, ND 8.4% 1,555 $967 Omaha, NE 7.8% 1,370 $966 Bismarck, ND 7.5% 1,259 $1,026 Strong Market St. Cloud, MN 7.2% 1,190 $1,053 Fundamentals Sioux Falls, SD 5.2% 969 $927 Topeka, KS 5.2% 1,042 $856 Billings, MT 5.0% 770 $986 Minot, ND 4.2% 712 $1,057 Institutional Rapid City, SD 3.0% 474 $1,015 Quality Assets Total / Average 100.0% 13,975 $1,161 (1) Weighted average monthly revenue per occupied home during 2Q19 25.0% % of NOI by Market - Proforma 2019 vs Actual 2017 20.0% 15.0% 10.0% 5.0% 0.0% Minneapolis Rochester Denver Grand Forks Omaha Bismarck St. Cloud Sioux Falls Topeka Billings Minot Rapid City Williston www.iretapartments.com BMO Real Estate Conference Presentation 5

OPERATIONAL AND MARGIN-ENHANCING INITIATIVES Focusing efforts to harvest organic growth from operational enhancements and margin-enhancing initiatives 60% KEY OPPORTUNITIES 59% 61% 58% 62% • Revenue Optimization 57% 63% Lease-Roll Management 5% increase • in SS 56% operating 64% • Value-Add Program margin • Technology 55% 65% • Processes and Training Average Revenue Per Unit Average Cap Ex NOI Margin Average Monthly Revenue / Home Includes rent and other income $2,000 70% $1,848 $1,647 59% $1,500 60% $1,101 $992 $1,000 $872 50% 44% $500 40% $0 30% Acquired Assets Sold MF Assets Acquired Assets Sold MF Assets Apr-18 Current Current Non- Same-Store Same-Store Same-Store ($443.1M) ($49.8M) ($443.1M) ($49.8M) Pool Pool www.iretapartments.com BMO Real Estate Conference Presentation 6

DRIVING INTERNAL GROWTH Our plan is producing consistent growth YoY Same-Store NOI Growth Trailing 3-Months 10.0% 8.7% 9.0% 8.0% 6.4% 7.0% 5.8% 6.0% 4.7% 4.6% 5.0% 4.0% 2.8% 2.6% 3.0% 2.0% 1.0% 0.0% 1/31/2019 4/30/2019 7/31/2019 10/31/2019 12/31/2019 3/31/2019 6/30/2019* IRET MF Average Peer Average *Excluding an insurance adjustment in 2Q18 NOI growth would be 4.1% for the 3-month period ending June 30, 2019 Growth rate comparisons are made based on most comparable calendar quarter to IRET’s previous fiscal quarter schedule Peer average includes AIV, CPT, IRT, NXRT, and MAA IRET converted to a December 31 fiscal year end in December 2018 www.iretapartments.com BMO Real Estate Conference Presentation 7

GROWING RENTAL REVENUE: CURRENT OUTLOOK Strong same-store performance has continued into this quarter. Non same-store is stabilized and performing Same-Store Lease Over Lease Pricing Same-Store Physical Occupancy (3,115 Leases) 98.0% 8.0% 6.0% 96.0% 4.1% 4.3% 4.0% 2.7% 2.4% 94.0% 2.0% 1.0% 0.0% 92.0% July August -2.0% -1.3% 90.0% New Lease Renewal Blended 2017 2018 2019 Non Same-Store Lease Over Lease Pricing (215 Leases) 8.0% 5.8% 6.0% 3.9% 3.9% 4.0% Our non same-store portfolio 1.8% 2.0% 0.6% is fully stabilized (94.3%) 0.0% -2.0% -0.7% July August New Lease Renewal Blended www.iretapartments.com BMO Real Estate Conference Presentation 8

PEER COMPARISON

We continue to view share repurchases as an attractive use of capital

Second Quarter 2019 Same-Store[1]	iret	Peer Avg.	IRT	NXRT	AIV	CPT	MAA
No. of SS Units	**12,848**	38,269	13,697	11,471	27,640	42,618	95,920
Revenue Growth	**3.1%**	4.0%	5.4%	4.0%	3.8%	3.4%	3.2%
Expense Growth	**3.8%**	2.5%	3.1%	2.2%	1.8%	2.0%	3.6%
NOI Growth	**2.6%**	4.8%	6.9%	5.4%	4.6%	4.2%	3.0%
Occupancy	**94.3%**	95.5%	94.1%	94.6%	96.9%	96.1%	96.0%
Average Rent	**$1,028**	$1,376	$1,062	$1,009	$2,069	$1,509	$1,230
Implied Cap Rate[2]	**6.1%**	5.0%	5.7%	4.6%	5.3%	4.7%	5.0%
Implied Price / Home[3]	**$124k**	$213k	$140k	$157k	$339k	$237k	$192k

[1]Data as originally reported on company financials

[2]Implied Cap Rate is calculated by dividing average analyst estimated 2019 NOI by the sum of total debt & preferred equity from latest financials and September 10, 2019 equity market cap

[3]Implied Price / Home is calculated by dividing current enterprise value by total number of units

IRET trades at a discount compared to peers

Valuation Comparison	Average Analyst Cap Rate of 6.0%	Peer Average Cap Rate of 5.0%
Enterprise Value based on midpoint of NOI guidance and given Cap Rate (1000s)	$1,807,991	$2,145,920
Total Debt & Pref as of 6/30/19	(808,502)	(808,502)
NAV	**999,488**	**1,337,417**
Shares Outstanding as of 6/30/19	12,880	12,880
Resulting NAV Per Share	**$77.60**	**$103.84**
9/10/19 Share Price Discount	***(8.2%)***	***(31.4%)***
Resulting Price / Home	**$129k**	**$154k**

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iret CAPITAL STRUCTURE PROFORMA SEPTEMBER 30, 2019

A strong and flexible balance sheet allows us to execute our investment and operational strategies

$ in thousands, except where noted

$1.75B Total Capitalization



$99M
Preferred
Equity
Series D Preferred
1%
Series C
Preferred
6%
Secured Debt
20%
$730M
Total Debt
Unsecured
Debt
21%
Common
Equity
52%
$918M
Common
Equity*

**Share price $71.27 as of September 10, 2019*

Debt Summary	Amount	% of Total	Weighted Avg. Rate	Weighted Avg. Maturity
Total Secured Debt	**$348,167**	**49%**	**4.08%**	**5.9 Years**
Total Unsecured Debt	**$365,270**	**51%**	**3.87%**	**6.1 Years**
Unsecured LOC[1]	$95,270	13%	3.58%	2.9 Years
Unsecured Term Loans	$145,000	20%	4.14%	5.1 Years
Private Placement	$125,000	18%	3.78%	9.6 Years
Total Debt[2]	**$713,437**	**100%**	**3.97%**	**6.0 Years**
Fixed Rate	$668,167	94%	3.99%	6.2 Years
Variable Rate	$45,270	6%	3.75%	2.9 Years

(1) LOC commitments total $250M
(2) Excludes $16.6M Preferred D debt instrument
(3) Totals include planned acquisition/disposition/financing activity



Unsecured Debt
Secured Debt
$0
$9,599
$45,337
$133,315
LOC
$48,502
$70,000
Term Loan
A
$108,816
Term Loan
B
$55,081
$54,738
$50,000
Private
Placement
$75,000
Private
Placement
$3,149
$59,900
Securian
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
% of Total Maturing	0.00%	1.3%	6.4%	18.7%	6.8%	9.8%	15.3%	7.7%	7.7%	7.0%	10.5%	0.4%	8.4%
Weighted Average Interest Rate	0.00%	4.85%	5.34%	3.79%	4.02%	3.70%	4.25%	3.74%	3.47%	3.69%	3.84%	5.39%	3.88%

www.iretapartments.com

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VALUE-ADD OPPORTUNITY Highlights . We are moving forward to deliberately mine the opportunities in our portfolio. Currently, we have approved $33 million of value-add projects in 25% of the homes in our portfolio . Expected investment in 2019 is $5.7 million and is expected to be neutral to FFO in 2019 due to timing . Approximately 42% of homes have not been renovated since before 2008 Duration of Estimated Estimated Region Projects Cost ROI1 Minneapolis, MN 1.0 – 4.0 $14,700,000 16% - 18% Omaha, NE 1.0 – 3.0 $14,000,000 15% - 17% Rochester, MN 1.0 – 2.0 $1,300,000 12% - 14% St. Cloud, MN 2.5 $600,000 23% - 27% Multi-Region Initiatives2 1.0 $2,800,000 22% - 26% Total Approved Pipeline3 $33,400,000 15% - 18% 1 Estimated ROI includes any expected vacancy loss and only includes return on invested capital of project and does not include any rent increase due to normal year-over-year market rent increase 2 Initiatives include Laundry Coin to Card Conversion, In-Unit Laundry Conversion, and LED Retrofit www.iretapartments.com BMO Real Estate Conference Presentation 11

ACQUISITION CASE STUDY – SOUTHFORK

Opportunity

- SouthFork Townhomes is a 272-unit community built in 1988 & 1990 and purchased by IRET from the original developers in February 2019
- The developers would have incurred a significant tax bill in a cash sale
- IRET was able to work with the seller to reach a mutually beneficial preferred unit structured deal
- IRET is bringing our operational discipline to improve resident experience and optimize revenue



Deal Structure	
Purchase Price	$44,000,000
Cash Paid	$27,440,000
Series D Preferred Units	$16,560,000
Preferred Dividend	3.862%
Waterfall Priority	Senior to all other Operating Partnership Units and common equity Pari passu with Series C Preferred equity
Exchange Feature	Holder has the right to exchange each unit for common units or equity at $72.50
Tax Protection	7 years of 100% tax protection
Put Right	Perpetual right to put all, or any part, for the issue price in cash



www.iretapartments.com BMO Real Estate Conference Presentation 12

MARKETS UPDATE

Minneapolis – St. Paul and Denver boast extremely tight job markets, characterized by a highly educated workforce


% of Adult Population with Bachelor's Degree or Higher
Washington-Arlington-Alexandria, DC-VA-MD-WV
50.8%
San Francisco-Oakland-Hayward, CA
49.3%
Boston-Cambridge-Newton, MA-NH
47.6%
Denver-Aurora-Lakewood, CO
43.9%
Seattle-Tacoma-Bellevue, WA
41.9%
Minneapolis-St. Paul-Bloomington, MN-WI
41.7%
Portland-Vancouver-Hillsboro, OR-WA
40.3%
New York-Newark-Jersey City, NY-NJ-PA
39.6%
Baltimore-Columbia-Towson, MD
39.5%
San Diego-Carlsbad, CA
38.8%
Atlanta-Sandy Springs-Roswell, GA
37.9%


Unemployment Rate (1)
San Francisco, CA MSA
2.6%
Denver, CO MSA
2.8%
Twin Cities, MN MSA
3.1%
Washington DC MSA
3.3%
Seattle, WA MSA
3.6%

Both of these characteristics support strong incomes

Rank	Metropolitan Area	Median Household Income
1	San Francisco-Oakland-Hayward, CA MSA	$101,714
2	Washington-Arlington-Alexandria, DC-VA-MD-WV MSA	$99,669
3	Boston-Cambridge-Newton, MA-NH MSA	$85,691
4	Seattle-Tacoma-Bellevue, WA MSA	$82,133
5	Baltimore-Columbia-Towson, MD MSA	$77,394
6	Minneapolis-St. Paul-Bloomington, MN-WI MSA	$76,856
7	Denver-Aurora-Lakewood, CO MSA	$76,643
8	San Diego-Carlsbad, CA	$76,207
9	New York-Newark-Jersey City, NY-NJ-PA	$75,368
10	Portland-Vancouver-Hillsboro, OR-WA	$71,931

Data shown is latest available from US Census Bureau and Bureau of Labor Statistics
(1) Preliminary July 2019 Unemployment Rate

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MINNEAPOLIS–ST. PAUL IS STRONG

Economic Drivers

- The Minneapolis–St. Paul economy is supported by large corporations in diverse industries that generate stable job growth. Seventeen *Fortune* 500 companies and eight companies on *Forbes'* list of America's 225 largest private companies, including Cargill at #1, are headquartered in Minnesota
- Minneapolis–St. Paul's skilled labor force powers companies in a mix of industries, including agriculture, manufacturing, retail, medical devices, biosciences, healthcare, IT, and clean energy
- Axiometrics forecasts rental growth of 3.3% and vacancy of 3.9% in 2019

17 Fortune 500 Companies

Rank	Company	Rank	Company
6	United Health Group	212	Land O' Lakes
39	Target	215	Ecolab
74	Best Buy	249	Ameriprise Financial
95	3M	274	Xcel Energy
97	CHS	325	Mosaic
117	U.S. Bancorp	328	Hormel Foods
185	C.H. Robinson	351	Thrivent Financial
200	General Mills	476	Polaris
201	Supervalu		

Effective Apartment Rent Growth



6%
5%
4%
3%
2%
1%
0%
5.3%
4.7%
3.1%
3.8%
3.1%
3.2%
2.2%
3.8%
2.6%
4.9%
3.3%
3.3%
3.9%
2.3%
4.6%
4.2%
3.6%
3.1%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Twin Cities
National

Apartment Vacancy



8%
7%
6%
5%
4%
3%
2%
1%
0%
3.9%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Twin Cities
National

Data shown is latest available from Bureau of Labor Statistics, US Census Bureau, Fortune, and Axiometrics
Note: 2019 YTD through 8/31/19

www.iretapartments.com

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iret

DENVER'S ECONOMY IS THRIVING

Economic Drivers

- Denver's advantageous location, livability, skilled workforce, and attractiveness for doing business have prompted job creation throughout the metro area as employers relocate and entrepreneurs create new ventures. The Denver metro area has added 325,000 jobs since the beginning of 2010
- The region's economy is deeply rooted in high-quality industries such as aerospace, technology, healthcare, energy, transportation, finance, and tourism
- Relative to incomes, single family home prices in Denver are high at $421,400 as of 2Q19, driving approximately 51% of the population to rent (national average = 36%)


Total Nonfarm Payrolls (SA 2010-present)
Indexed to Jan 2010 = 100
130
125
120
115
110
105
100
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
+28%
+16%
Denver
National

Effective Apartment Rent Growth


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
6.5%
4.7%
6.7%
3.8%
6.9%
3.2%
8.8%
3.8%
9.7%
4.9%
3.2%
3.3%
3.0%
2.3%
3.4%
4.2%
3.2%
3.1%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Denver
National

Apartment Vacancy


8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
3.9%
2011
2012
2013
2014
2015
2016
2017
2018
YTD 2019
Denver
National

Data shown is latest available from Bureau of Labor Statistics, US Census Bureau, Fortune, National Association of Realtors, and Axiometrics
Note: 2019 YTD through 8/31/19

www.iretapartments.com
BMO Real Estate Conference Presentation
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UNDERSTANDING OUR SECONDARY MARKETS These five markets, plus Minneapolis-St. Paul and Denver are expected to make up 77% of proforma 2019 NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Bismarck, ND Population 218,280 933,316 102,414 197,759 132,142 Median Household Income $71,985 $65,619 $48,609 $61,943 $66,087 Unemployment Rate(1) 2.8% 3.2% 2.9% 3.0% 2.2% Mayo Clinic State of Nebraska University of ND CentraCare Health State of ND Major Employers IBM Union Pacific Altru Health State of Minnesota Sanford Health Number of IRET Homes 1,711 1,370 1,555 1,190 1,259 Total Multifamily Supply 13,041 77,674 15,761 16,772 13,826 Same-Store Average Revenue per Unit(2) $1,285 $966 $967 $1,053 $1,026 Same-Store Average Revenue per Unit / 21.4% 17.7% 23.9% 20.4% 18.6% Median Household Income (Monthly) Same-Store Occupancy(3) 95.4% 93.3% 93.5% 95.4% 92.8% Sources: US Census Bureau, Bureau of Labor Statistics, IRET, Axiometrics, Company Filings and Disclosures, and IRET Research (1) Preliminary July 2019 Unemployment Rate (2) 2Q19 Weighted Average Monthly Revenue per Occupied Home (3) 2Q19 Weighted Average Occupancy www.iretapartments.com BMO Real Estate Conference Presentation 16

iret BEST IN CLASS GOVERNANCE

Executive Management Team

Mark O. Decker, Jr.
PRESIDENT AND CEO

- Former investment banker with 18 years focused on small/mid cap REITs

John A. Kirchmann
EVP AND CFO

- Former Private Consultant
- Former VP of Operations Support– Essex
- Former KPMG Professional

Anne M. Olson
EVP AND COO

- Former Partner – Dorsey & Whitney LLP's Real Estate Practice Group
- Former Director of Investment Operations - Welsh Companies, LLC

IRET rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

Jeffrey P. Caira *Since 2015*	Michael T. Dance *Since 2016*	Mark O. Decker Jr. *Since 2017*	Emily Nagle Green *Since 2018*	Linda J. Hall *Since 2011*	John A. Schissel *Since 2016*	Mary J. Twinem *Since 2018*	Terrance P. Maxwell *Since 2013*

TRUSTEE TENURE



25%
25%
50%
Less than 2 years
2-5 years
More than 5 years

GENDER DIVERSITY



37%
63%
Female
Male

BOARD INDEPENDENCE



13%
87%
Non-independent
Independent

www.iretapartments.com
BMO Real Estate Conference Presentation
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INVESTMENT HIGHLIGHTS Differentiated Market Exposure Internal Growth Opportunities Flexible Balance Sheet Value Add Opportunities Best in Class Governance www.iretapartments.com BMO Real Estate Conference Presentation 18

Investor Relations Contact: Jonathan Bishop ir@iret.com 952.401.4827